Exhibit 99.1
December 2023 NASDAQ: NRBO 1 April 2025 MetaVia Inc. NASDAQ: MTVA

2 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “projects”, “plans”, “estimates” or the negative of these words or other comparable terminology (as well as other words or expressions referencing future events, conditions or circumstances). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the market size and potential growth opportunities of our current product candidates; the safety, efficacy, tolerability and other potential benefits, such as weight loss, associated with our current product candidates; the competitive differentiators of our current product candidates; potential collaborations and/or licensing partners for our current product candidates; our planned clinical trial activities for our current product candidates; the expected timeline for topline data release dates; and our planned submissions of investigational new drug applications and meetings with the U.S. Food and Drug Administration. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including, without limitation, those risks associated with our ability to execute our commercial strategy; the sufficiency of our existing cash on hand to fund our operations; the timeline for regulatory submissions, regulatory steps and potential regulatory approval of our current and future product candidates; the ability to realize the benefits of the license agreement with Dong-A ST Co., Ltd., including the impact on our future financial and operating results; the ability to integrate our current and future product candidates into our business in a timely and cost-efficient manner; the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; our ability to initiate clinical trials on a timely basis; our planned clinical trials and our ability to recruit subjects for our clinical trials; the costs related to the license agreement, known and unknown, including costs of any litigation or regulatory actions relating to the license agreement; the changes in applicable laws or regulations; and the effects of changes to our stock price on the terms of the license agreement and any future fundraising. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the Securities and Exchange Commission. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this presentation. This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Risk Factors Investing in our securities includes a high degree of risk. You should consider carefully the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2024, including specific factors discussed below, together with all of the other information contained in our SEC filings. If any of the following risks actually occurs, our business, financial condition, results of operations and future prospects would likely be materially and adversely affected. This could cause the market price of our securities to decline and could cause you to lose all or part of your investment. Risks include but are not limited to: ▪ We have incurred net losses since inception, and we anticipate that we will continue to incur net losses for the foreseeable future. We require additional capital to accomplish our business plan and the failure to obtain necessary capital when needed on acceptable terms, or at all, could force us to delay, limit, reduce or terminate our operations. ▪ As we do no generate any revenue, we are dependent on working capital to fund our business plan, and raising additional capital may cause dilution to existing stockholders, restrict our operations or require us to relinquish rights to our technologies. ▪ Future sales, or the perception of future sales, by us or our securityholders could cause the market price of our common stock to decline. ▪ Adverse global economic conditions could have a material adverse effect on our business, results of operations and financial condition and liquidity. ▪ We may expend our limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success. ▪ Public opinion and scrutiny of treatments for obesity and overweight patients may impact public perception of our Company and DA-1726, or may adversely affect our ability to conduct our business and our business plans. ▪ We may be required to make significant payments under the 2022 License Agreement. ▪ Even if we obtain favorable clinical results, we may not be able to obtain regulatory approval for, or successfully commercialize DA-1241 and DA-1726. ▪ Preliminary, interim and topline data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data.

A Clinical Stage Biotech Focused on Cardiometabolic Diseases

Targeting **Obesity and MASH** with a Pipeline of **Next Generation Therapeutics**

DA-1726 – Obesity (Phase 1 Part 2 at 32 mg Dose)

A novel GLP1R/GCGR Dual Agonist with GLP-1R:GCGR = 3:1	
Safety and Tolerability	No treatment-related discontinuations with mild GI related events
Weight Loss (26th day)	Max: -6.3% (15.4 lbs) | Mean -4.3%
Fasted Glucose (26th day)	Max: -18 mg/dL | Mean: -5.3 mg/dL
Waist Circumference (33rd day)	Max: -10 cm (3.9in) | Mean: -4 cm (1.6in)

No titration or max dose yet established

Strong weight loss
With potential best-in-class
glucose control and safety profile

FDA requires at least one comorbidity with obesity; DA-1726 showed best-in-class potential Obesity with T2D / MASH

DA-1241 – MASH (Phase 2a Top-Line Data)

G Protein-Coupled Receptor	
Safety and Tolerability	Safe and Well-tolerated
Phase 2a Primary End Point	Met and showed direct hepatic effects
HbA1C	Significant reductions compared to placebo

Other exploratory end points to be released

Will be actively seeking for combination/licensing partner

MetaVia 4

5 Multiple Near-Term Milestones: Targeting to Increase Shareholder Value 2026 DA-1241 H1 2025 Meeting with FDA  April 2025 Phase 1 MAD Top Line Results DA-1726 Q3 2025 Phase 1 Part 3 First Patient In Q2 2025 Phase 1 Part 3 IND Amend Submission H1 2026 Phase 1 Part 3 Interim Data Readout * These milestones assume regulatory and clinical success, which is not guaranteed Q2/Q3 2025 Phase 1 Additional SAD/MAD Q4 2025 Phase 1 Additional SAD/MAD data To explore maximum tolerated dose 32 mg dose, no titration, with Wegovy® early drop-out patients to explore potential superior tolerability/safety and weight loss 2025

December 2023 NASDAQ: NRBO 6 DA -1726 A Novel GLP1R/GCGR Dual Agonist for the Treatment of Obesity

7 DA-1726: Mechanism of Action DA-1726 is a novel oxyntomodulin analogue functioning as a GLP1R/GCGR dual agonist for the treatment of obesity Notes: GLP1R/GCGR (Glucagon-Like Peptide 1 Receptor/Glucagon Receptor); GLP-1 (Glucagon-Like Peptide 1) 1. Pocai A. Mol Metab.2014;3:241-51 ▪ Oxyntomodulin • a gut hormone released from intestinal L-cells after meal ingestion resulting in dual agonism of the GLP-1 receptor and glucagon receptor ▪ Reduces food intake (GLP-1 R) and increases energy expenditure (GCGR) in humans, potentially resulting in superior body weight loss Physiological effects of oxyntomodulin(1)

8 A Single Site, Randomized, Double-Blind, Placebo-Controlled, Parallel, Phase 1 Clinical Trial to Evaluate the Safety and Tolerability of DA-1726 in Obese Otherwise Healthy Subjects Primary Objective To evaluate the safety and tolerability of DA-1726 in obese but otherwise healthy patients NCT Number NCT06252220 Dosing Regimen DA-1726 4mg, 8mg, 16mg, 32mg or Matching Placebo, Sub Q, Once Weekly, No Titration Planned # of Subjects 9 subjects per cohort (6 active : 3 placebo) Future Plan Additional MAD cohorts to explore maximum tolerated dose DA-1726: Phase 1 MAD Clinical Study Subject Disposition Number of subjects (%) Pooled PBO 4 mg 8 mg 16 mg 32 mg Randomized 12 6 6 6 6 Completed the Study 10 (83.3%) 6 (100%) 5 (83.3%) 6 (100%) 6 (100%) Early Discontinuation from the Study 2 (16.7%) 0 1 (16.7%) 0 0 Reason for Study Discontinuation Treatment Related SAE 0 0 0 0 0 Non-Treatment Related SAE 0 0 1 (16.7%) * 0 0 Others 2 (16.7%) 0 0 0 0 * Hospitalization due to a car accident, subject was in a passenger seat. Not related to IP.

9 DA-1726: Phase 1 MAD Clinical Study Baseline Characteristics 4mg 8mg 16mg 32mg Pooled PBO Overall Baseline Weight (kg) n 6 6 6 6 12 36 Mean 84.35 89.32 95.95 90.43 96.65 92.23 Min, Max 71.2, 97.0 74.7, 105.9 84.3, 111.0 75.5, 109.3 72.7, 121.9 71.2, 121.9 Baseline Body Mass Index (kg/m2) N 6 6 6 6 12 36 Mean 32.6 31.17 35.28 34.03 34.83 33.79 Min, Max 30.0, 35.6 30.3, 33.3 30.9, 42.0 30.8, 37.8 30.7, 45.3 30.0, 45.3 Baseline Waist Circumference (cm) N 6 6 6 6 12 36 Mean 98.8 102.2 108.0 104.8 108.1 105.0 Min, Max 91, 114 97, 107 96, 118 99, 109 88, 132 88, 132 Baseline Glucose Mean (mg/dL) 104.7 98.7 100.2 97.8 93.4 100.3 Baseline Characteristics

10 DA-1726: Phase 1 Safety Highlights (32 mg Dose) • Safety & Tolerability ✓ Most GI related AEs occurred after the 1st dose and resolved within 24 hours from occurrence ✓ No treatment-related discontinuations ✓ Mild vomiting occurred with 3 subjects but resolved within 9 hours, 2 subjects after 1st dose with no reoccurrence ✓ Mild nausea occurred with 2 subjects after the 1st dose but resolved within 12 hours, no nausea after 2nd to the last dose ✓ Constipation occurred with 2 subjects and resolved within 3 days ✓ Abdominal distension with 1 subject and resolved in 14 hours ✓ No diarrhea reported ✓ No significant changes in HR were noted ❖ With no titration, 1st dose acted as the “titration” dose which will allow for predictive AE events resulting in increased tolerability • Notable AE ✓ Early satiety, suggesting efficacy of GLP-1R, was observed in five out of six subjects receiving the 32 mg dose ✓ Most subjects reported this AE after 3rd dosing, only one subject reporting after the 2nd dose ❖ These findings suggest greater weight loss may be seen in longer duration studies ❖ Further suggesting glucagon may have been the weight loss driver during the first 2 weeks

11 DA-1726: Phase 1 MAD Safety GI Treatment Emergent Adverse Events, by Severity GI Treatment Emergent Adverse Events Number of subjects reporting (%) Pooled PBO n = 12 Pooled DA1726 n = 24 4 mg n = 6 8 mg n = 6 16 mg n = 6 32 mg n = 6 Gastrointestinal disorders 1 (8.3%) 6 (25.0%) 1 (16.7%) 0 1 (16.7%) 4 (66.7%) Mild 1 (8.3%) 5 (20.8%) 1 (16.7%) 0 0 4 (66.7%) Moderate 0 1 (4.2%) 0 0 1 (16.7%) 0 Severe 0 0 0 0 0 0 Vomiting 1 (8.3%) 4 (16.7%) 0 0 1 (16.7%) 3 (50.0%) Mild 1 (8.3%) 3 (12.5%) 0 0 0 3 (50.0%) Moderate 0 1 (4.2%) 0 0 1 (16.7%) 0 Severe 0 0 0 0 0 0 Nausea 1 (8.3%) 3 (12.5%) 0 0 1 (16.7%) 2 (33.3%) Mild 1 (8.3%) 2 (8.3%) 0 0 0 2 (33.3%) Moderate 0 1 (4.2%) 0 0 1 (16.7%) 0 Severe 0 0 0 0 0 0 Constipation 0 3 (12.5%) 1 (16.7%) 0 0 2 (33.3%) Mild 0 3 (12.5%) 1 (16.7%) 0 0 2 (33.3%) Moderate 0 0 0 0 0 0 Severe 0 0 0 0 0 0 Abdominal distension 0 1 (4.2%) 0 0 0 1 (16.7%) Mild 0 1 (4.2%) 0 0 0 1 (16.7%) Moderate 0 0 0 0 0 0 Severe 0 0 0 0 0 0

12 DA-1726: Phase 1 MAD Topline Body Weight Loss • Day 26 shown dose dependent and compelling BWL shown in 8 mg, 16 mg and 32 mg -4.5% -4.0% -3.5% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% % Change from Baseline Maximum Change in BW -2.9% -6.9% -6.1% -6.0% -6.3% % Change in mean BW -1.1% -3.2% -1.7% -3.0% -4.3% kg Change in mean BW -2.7 kg -1.6 kg -2.9 kg -4 kg Placebo Adjusted -2.1% -0.6% -1.8% -3.1% p-Value vs. Placebo 0.0187 0.6740 0.0217 0.0005 * p<0.05 ** p<0.001 Baseline BW (kg) 96.7 84.4 89.3 96.0 90.4 * * **

13 DA-1726: Phase 1 MAD Key Secondary and Exploratory Results (32mg Dose) • Glucose Lowering ✓ With mean baseline of 97.8 mg/dL, mean -5.3 mg/dL at Day 26 with maximum -18 mg/dL at Day 26 ✓ No sign of increase of glucose despite the dual MOA in any cohorts ❖ Signs of very strong GLP-1 efficacy with DA-1726 unique GLP-1R/GCGR = 3:1 ratio ❖ Potentially best-in-class for GLP-1R/GCGR dual agonist • Waist Circumference ✓ With mean baseline of 104.8 cm (41in), Mean -4 cm (1.6in) at Day 33 with maximum of -10 cm (3.9in) at Day 33 ✓ Mean -3.7 cm at Day 47 may indicate sustainable waist circumferences ❖ Signs of very strong Glucagon efficacy with DA-1726 unique GLP-1/GCGR = 3:1 ratio ✓ Potentially best-in-class for GLP-1R and GLP-1R/GCGR dual agonists • Early Satiety (AE, n=5) ✓ 4 subjects reported early satiety after 3rd and 4th dosing, 1 subject after the 2nd dosing ✓ This indicates more weight loss may be expected with longer treatment • Pharmacokinetics ✓ All MAD cohorts showed favorable and dose proportional increase of exposure

14 DA-1726: Comparative Study with Survodutide on Fat Mass Loss • DA-1726 demonstrated superior weight loss efficacy compared to Survodutide in HF-DIO mice under similar dietary intake conditions • DA-1726 demonstrated superior body fat mass reduction and lean body mass relative preservation compared to Survodutide • The increase in beige or brown adipose-like cells in white adipose tissue by DA-1726 supports the mechanism of enhanced energy expenditure Browning of White Adipose Tissue 41.3% 50.1% Survodutide [W0] 41.3% 50.0% 33.6% 58.2% Body fat mass (%) Lean body mass (%) Fluid (%) Survodutide [W2] 39.4% 51.5% Body fat mass (%) Lean body mass (%) Fluid (%) DA-1726 Survodutide HF control Blue arrows: browning-like adipocytes Magnification: x200 HF control Survodutide, 30 nmol/kg/QD DA-1726, 60 nmol/kg/QD Days of injection 0 60 70 80 90 100 110 * % 3 6 9 12 15 18 Change in BW from baseline Body Weight Loss DA-1726 [W0] DA-1726 [W2] Notes: HF-DIO (High Fat-Diet Induced Obesity), EE (energy expenditure), BAT (brown adipose tissue) 1. Tae-Hyoung Kim et al. 84th Meeting of the American Diabetes Association. 2024; Abstract 2058-LB. 2. All treatments given daily for three weeks. 3. Browning of white adipose tissue analyzed using epididymal fat. Mean  SEM, *P<0.05 vs. Day 0 in treatment group, #P<0.05 vs. HF control at final time, Two-way RM ANOVA

15 6.75 5* 3.88* 3.63* 0 1 2 3 4 5 6 7 NASH Control Semaglutide 250 nmol/kg* DA-1726 100 nmol/kg* DA-1726 200 nmol/kg* Score • DA-1726 further improved hepatic steatosis, inflammation, and fibrosis compared to semaglutide ▪ Animals: male DIO-NASH mice ▪ Regimen: Every three days S.C. injection ▪ Dose: 100 & 200 nmol/kg DA-1726 vs. 250 nmol/kg semaglutideM Steatosis & Inflammation (HE Staining) DA-1726, 100 nmol/kg Notes: NASH (Non-Alcoholic Steatohepatitis); DIO (Diet Induced Obesity); S.C. (Subcutaneous); NAFLD (Non-Alcoholic Fatty Liver Disease); HE (Hematoxylin and Eosin); MT (Masson’s Trichrome). 1. Dong-A Study Report 104854. 2. Jung IH et al. 82nd Meeting of the American Diabetes Association. 2022; Abstract 1333-P. 30-week GAND Feeding s.c. Injection, every 3 days 5-week C57BL/6 Mouse 9-Week NAFLD Activity Score Fibrosis (MT Staining) DA-1726, 200 nmol/kg DIO-NASH Control Semaglutide, 250 nmol/kg DIO-NASH Control Semaglutide, 250 nmol/kg DA-1726, 100 nmol/kg DA-1726, 200 nmol/kg Liver Triglycerides Arrow: Inflammation Blue Color: Fibrosis 79.7 63.8* 61.3* 54.1* 0 10 20 30 40 50 60 70 80 90 NASH Control Semaglutide 250 nmol/kg* DA-1726 100 nmol/kg* DA-1726 200 nmol/kg* Liver Triglycerides (mg/g wet liver) *Statistically significant compared to control DA-1726: GLP-1R/GCGR Potential in MASH

Recent Obesity Drug Transactions

Companies	Date	Stage	Description	Drug	Deal Structure	Deal Terms
Novo Nordisk / United Biotechnology	March 2025	Phase 1 Ready	GLP-1, GIP and Glucagon	UBT251	Global License, excluding Chinese mainland, Hong Kong, Macau, or Taiwan	$200 million up front, with up to $1.8 billion in milestone payments
AbbVie / Gubra	March 2025	Phase 1	Long-acting amylin analog	GUB01429	Global License	$350 million up front, with potential milestone payments up to $1.875 billion
Roche / Zealand Pharma	March 2025	Phase 2	Amylin analogue, as stand-alone therapy & in combination with Roche's incretin, CT-388	Petrelintide (ZP8396)	Collaboration, Co-Development and Co-Commercialization	$1.65 billion up front, with $1.2 billion in milestones linked to Phase 3 and sales-based milestones of $2.4 billion
Carmot Therapeutics / Roche	January 2024	Phase 1	GLP-1/GIP agonist GLP-1 GLP-1/GIP	CT-388 CT-996 CT-868	M&A	$2.7 billion
Versanis Bio / Eli Lilly	August 2023	Phase 2b	Monoclonal antibody	Bimagrumab	M&A	$1.925 billion
Inversago Pharma / Novo Nordisk	September 2023	Phase 2	Oral CB1 inverse agonist	INV-202	M&A	$1.075 billion

MetaVia 16

December 2023 NASDAQ: NRBO 17 DA-1241 Orally Available, Potential First-in-Class GPR119 Agonist for the Treatment of MASH

DA-1241: Mode of Action



Intestine
Microbiota dysbiosis / bile acid
FXR
FGF-19
Glucose
Fructose
De novo lipogenesis
Insulin resistance
GLP1-RA / GIP / GCG
Adipose tissue / adiponectin
FGF-21
PPAR
Lipolysis
Macrophage
Neutrophil
Natural killer cell
Cytokine release
Kupfer cell
SEFA
CsA
Fibrosis
Inflammation
FFA
Triglycerides
ACC
ACSL4
BBR/UDSA
CMA
DGAT2
FASN
MPC
HSD17B13
PNPLA3
THR-B
Mitochondrial stress
Genetic factors
Lipotoxicity
FFA
Galectin-3
Hepatic stellate cell
ER stress
Hepatocyte injury
Cell apoptosis

Harrison et al., Clinical Gastroenterology and Hepatology, 2023;21(8):2001-2014

- **DA-1241** is a synthetic drug that binds to GPR119 expressed on the cell surface of liver cells, immune cells (Kupfer cells, macrophages, monocytes), and hepatic astrocytes.
- Multiple effects are expected by direct action on representative cells involved in pathogenesis.

		MOA	Potential Effect
❶	**Fatty Liver**	• Inhibition of fatty acid biosynthesis in liver cells	• Reduced fat in liver tissue
❷	**Inflammation**	• Inhibition of Kupfer cell activation in liver tissue • Inhibition of blood monocyte and macrophage activation	• Inhibits the secretion of inflammatory cytokines • Reduces inflammatory cell infiltration
❸	**Fibrosis**	• Inhibition of hepatic astrocyte activation	• Inhibits the accumulation of fibrotic protein (collagen) in liver tissue

MetaVia 18

19 Placebo (N=23) DA-1241 50 mg (N=12) DA-1241 100 mg (N=22) DA-1241 100mg + Sitagliptin 100 mg (N=34) Number of Subjects, n < 30, n (%) 1 (4.3%) 4 (33.3%) 4 (18.2%) 3 (8.8%) Odds Ratio (p value) 10.500 (0.0487) 5.600 (0.1402) 2.423 (0.4576) DA-1241: Phase 2a Top-Line Results Primary Efficacy Endpoint * Confidence interval excludes 0, suggesting a statistically meaningful difference. LS Mean ALT Changes from Baseline (U/L) * p < 0.051 vs. placebo * p < 0.05 vs. placebo * Placebo (N=23) 95% CI DA-1241 50 mg (N=12) 95% CI DA-1241 100 mg (N=22) 95% CI 100mg + Sita 100 mg (N=34) 95% CI Baseline Mean 68.4 65.8 57.2 63.2 Week 16 LS Mean -4.70 (-14.05, 4.65) -16.81 (-29.72, -3.89)* -18.09 (-27.67, -8.52)* -8.24 (-15.91, -0.57)* Proportion of Subjects with Normalized ALT <30 IU/L at Week 16 *

20 DA-1241: Phase 2a Top-Line Results LS Mean ALT Changes from Baseline (U/L) -4.7 -16.81 -18.09 -8.24 -20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 Alanine Aminotransferase CFB @ W16 (U/L) 68.4 65.8 57.2 63.2 -4.7 -16.81 -18.09 -8.24 -23 -18 -13 -8 -3 2 PBO 50mg 100mg Combi ALT CFB vs. Time (U/L) Week 4 Week 8 Week 16 68.4 65.8 57.2 63.2 PBO 50 mg 100 mg Combi Primary Efficacy Endpoint * p < 0.051 vs. placebo * p < 0.05 vs. placebo * * * * *

21 DA-1241: Phase 2a Top-Line Results LS Mean CAP, FAST, HbA1c score Changes from Baseline at Week 16 Select Secondary Efficacy Endpoint * p < 0.05 vs. placebo * -0.09 -0.17 -0.2 -0.19 -0.19 -0.18 -0.16 -0.14 -0.12 -0.1 -0.08 -0.06 -0.04 -0.02 0 PBO 50mg 100mg Combi FAST Score CFB 347.4 347.3 336.0 344.1 0.555 0.604 0.538 0.564 0.1 -0.24 -0.48 -0.52 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0 0.1 0.2 PBO 50mg 100mg Combi HbA1c CFB (%) 6.78 6.58 7.01 6.51 * -2.32 -8.94 -24.32 -20.62 -30 -25 -20 -15 -10 -5 0 PBO 50mg 100mg Combi CAP Score CFB (dB/m) * * *

22 DA-1241: Phase 2a Top-Line Results Safety Assessment Overall TEAE Summary N (%) Placebo (N=32) DA-1241 50 mg (N=14) DA-1241 100 mg (N=26) DA-1241 100mg + Sitagliptin 100 mg (N=36) Subjects with any Treatment Related AE Mild Moderate Severe 9 ( 28.1%) 8 ( 25.0%) 1 ( 3.1%) 0 4 ( 28.6%) 4 ( 28.6%) 0 0 9 ( 34.6%) 8 ( 30.8%) 1 ( 3.8%) 0 10 ( 27.8%) 9 ( 25.0%) 1 ( 2.8%) 0 Subjects with any Treatment related SAE 0 0 0 0 Subjects with any TEAE leading to study discontinuation 0 0 0 1 ( 3.1%) Subjects with any TEAE leading to study drug discontinuation 1 ( 3.1%) 0 0 0

December 2023 NASDAQ: NRBO 23 Financials and Capitalization

24 Cash Balance and Capitalization Table Financial Snapshot As of December 31, 2024 Cash $16.0 million Debt None Capitalization Table as of December 31, 2024 Common Stock Equivalents Common Stock 8,637,132 Warrants (WAEP $5.54)(1) 14,483,792 Options (WAEP $398.30) 4,700 Restricted Stock Units 175,086 Fully Diluted 23,300,710 1. Includes (i) 2024 Series A milestone based warrants to purchase 5,089,060 shares with an exercise price of $3.93 per share, which expire on June 14, 2025 following the release of positive Phase I MAD data for DA-1726, which occurred on April 15, 2025; (ii) 2024 Series B milestone based warrants to purchase 7,633,591 shares with an exercise price of $3.93 per share; (iii) 2024 Pre-Funded warrants to purchase 1,430,000 shares with an exercise price of $0.001 per share, which were fully exercised on April 15, 2025; (iv) 2024 Placement Agent warrants to purchase 127,227 shares of with an exercise price of $4.9125 per share; (v) 2022 Series B warrants to purchase 177,938 shares with an assumed exercise price of $0.00 per share; and (vi) 2021 and prior warrants to purchase a total of 25,976 shares with an weighted average exercise price of $1,142.52 per share. No ratchets, price resets or anti-dilution provisions. Shareholder Common Stock % Dong-A ST Co., Ltd (KOSE:A170900) 5,347,792 62%

25 Compelling Investment Opportunity Targeting Obesity and MASH with a Pipeline of Next Generation Therapeutics ▪ Aiming to increase Shareholder Value through Multiple, Near-Term, Value Creating Milestones • DA-1726 ✓ With strong weight loss at 4 weeks, potentially best-in-class tolerability and compelling safety with potential pathway to not only obese otherwise healthy patients but also obese T2D and obese MASH patients ✓ 32 mg (not the max dose) with no titration showed max weight loss of -6.3% (15.4 lbs.) and mean weight loss of -4.3% at Day 26 ✓ Potentially best-in-class lowering of fasted glucose of -5.3 mg/dL and maximum of -18 mg/dL at Day 26 at 32 mg dose with strong signals of GLP-1R efficacy ✓ Potentially best-in-class waist circumference reduction with mean of 1.6 inches and maximum of 3.9 inches at Day 33 at 32 mg dose with strong signals of GCGR efficacy ✓ No treatment-related discontinuations, with mild GI related AEs at 32 mg dose o Phase 1 Part 3 to explore Wegovy® early drop-out patients on tolerability, weight loss and other end points o Additional cohort(s) are being added to Part 1 (SAD) and Part 2 (MAD) to explore maximum tolerable dose • DA-1241 ✓ Phase 2a top-line data in subjects with presumed MASH met primary end point and showed direct hepatic effects ✓ With added significant reductions in HbA1C from baseline at 100 mg dosing at Week 16 compared to the placebo group o Other exploratory end points including MRI-PDFF to be released at major medical conferences o Will be actively searching for a combination/licensing partner Not for Distribution

December 2023 NASDAQ: NRBO 26 Thank You! Investor Contacts: Rx Communications Group Michael Miller +1 917.633.6086 mmiller@rxir.com MetaVia Marshall Woodworth +1 919.749.8748 marshall.woodworth@metaviatx.com